Exhibit 99.2

Financial Supplement
Fourth Quarter 2017
(Unaudited)

World Headquarters	Internet Address	Contacts
16600 Swingley Ridge Road	www.rgare.com	Todd C. Larson
Chesterfield, Missouri 63017 U.S.A.		Senior Executive Vice President
and Chief Financial Officer
Phone: (636) 736-7000
e-mail: tlarson@rgare.com

Jeff Hopson
Senior Vice President, Investor Relations
Phone: (636) 736-2068
e-mail: jhopson@rgare.com

Current Ratings

	Standard & Poor’s	A.M. Best	Moody’s
Financial Strength Ratings
RGA Reinsurance Company	AA-	A+	A1
RGA Life Reinsurance Company of Canada	AA-	A+	NR
RGA International Reinsurance Company dac	AA-	NR	NR
RGA Global Reinsurance Company, Ltd.	AA-	NR	NR
RGA Reinsurance Company of Australia Limited	AA-	NR	NR
RGA Americas Reinsurance Company, Ltd.	AA-	A+	NR
RGA Atlantic Reinsurance Company Ltd.	NR	A+	NR
Senior Debt Ratings
Reinsurance Group of America, Incorporated	A-	a-	Baa1
Our common stock is traded on the New York Stock Exchange under the symbol “RGA”.

Reinsurance Group of America, Incorporated
Financial Supplement
4th Quarter 2017

Reinsurance Group of America, Incorporated
Quarterly Financial Supplement
Non-GAAP Disclosures
This Financial Supplement is for information purposes only and includes unaudited figures. This report should be read in conjunction with documents filed by Reinsurance Group of America, Incorporated ("RGA") with the SEC.
Non-GAAP Disclosures

Effective with the first quarter of 2017, the Company modified the labeling of its non-GAAP measure "operating income" to "adjusted operating income".
RGA uses a non-GAAP financial measure called adjusted operating income as a basis for analyzing financial results. This measure also serves as a basis for establishing target levels and awards under RGA’s management incentive programs. Management believes that adjusted operating income, on a pre-tax and after-tax basis, better measures the ongoing profitability and underlying trends of the Company’s continuing operations, primarily because that measure excludes substantially all of the effect of net investment related gains and losses, as well as changes in the fair value of certain embedded derivatives and related deferred acquisition costs. These items can be volatile, primarily due to the credit market and interest rate environment and are not necessarily indicative of the performance of the Company’s underlying businesses. Additionally, adjusted operating income excludes any net gain or loss from discontinued operations, the cumulative effect of any accounting changes, tax reform and other items that management believes are not indicative of the Company’s ongoing operations. The definition of adjusted operating income can vary by company and is not considered a substitute for GAAP net income. A reconciliation of income before income taxes of the operating segments to adjusted operating income before income taxes is presented in the appendix.
RGA evaluates its stockholders' equity position excluding the impact of accumulated other comprehensive income (“AOCI”), since the net unrealized gains or losses included in AOCI primarily relate to changes in interest rates, credit spreads on its investment securities and foreign currency fluctuations that are not permanent and can fluctuate significantly from period to period.
RGA uses a non-GAAP financial measure called adjusted operating return on equity, which is calculated as adjusted operating income divided by average stockholders’ equity excluding AOCI. Additionally, RGA uses a non-GAAP financial measure called book value per share excluding the impact of AOCI that management believes is important in evaluating the balance sheet in order to ignore the effects of unrealized amounts primarily associated with mark-to-market adjustments on investments and foreign currency translation. A reconciliation of stockholders' equity before and after the impact of AOCI is presented in the appendix.

Reinsurance Group of America, Incorporated
Financial Supplement
2017 Notes

The Company expects to record a reclassification between AOCI and retained earnings for stranded tax effects from the reduced tax rate enacted under the Tax Cuts and Jobs Act of 2017 when it issues its consolidated financial statements for the year ended December 31, 2017.  This reclassification is based on the proposed Accounting Standard Update ("ASU") issued by the Financial Accounting Standards Board on January 18, 2018.  The Company expects the final ASU will be issued prior to the issuance of its 2017 consolidated financial statements, and if that is the case, the Company will early adopt the ASU, as permitted under the provisions of the ASU.  The anticipated impact of early adopting the proposed ASU will be an increase in AOCI and a reduction in retained earnings of approximately $156.4 million resulting in a reduction in book value per share, excluding AOCI, of $2.42.

Reinsurance Group of America, Incorporated
Financial Supplement
2018 Guidance

On an annual basis, the Company provides financial guidance based upon the intermediate term rather than giving a range of annual earnings per share for an upcoming year.  This better reflects the long-term nature of the business, as the Company accepts risks over very long periods of time, up to 30 years or longer in some cases.  While more predictable over longer-term horizons, RGA's business is subject to inherent short-term volatility, primarily due to mortality and morbidity experience.

Over the intermediate term, the Company continues to target growth in adjusted operating earnings per share in the 5 to 8 percent range, and adjusted operating return on equity of 10 to 12 percent. It is presumed that there are no significant changes in the investment environment from current levels, and the Company will deploy $300 to $400 million of excess capital, on average, annually. These guidance ranges are based upon “normalized” results. The Company currently estimates that as a result of tax reform, its effective tax rate for 2018 and thereafter will be in the range of 21 percent to 24 percent. The forward guidance for adjusted operating earnings per share is assumed to be on an equivalent tax basis, using 21 percent to 24 percent for all years, including 2017 on a pro forma basis.

Reinsurance Group of America, Incorporated Financial Highlights

	Three Months Ended					Current Qtr vs. PY Quarter	Year-to Date
(USD thousands, except in force & per share data)	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,		Dec. 31,	Dec. 31,
	2017	2017	2017	2017	2016		2017	2016	Change
Net premiums	$2,505,186	$2,489,797	$2,480,451	$2,365,696	$2,493,163	$12,023	$9,841,130	$9,248,871	$592,259
Net income	1,216,888	227,591	232,190	145,512	190,149	1,026,739	1,822,181	701,443	1,120,738
Adjusted operating income	170,899	226,048	193,674	122,065	171,259	(360)	712,686	632,598	80,088
Return on equity - annualized	55.1%	11.3%	12.1%	8.0%	10.1%	45.0%
Return on equity - trailing 12 months	22.7%	10.3%	10.1%	10.5%	9.9%	12.8%
Adjusted operating return on equity (ex AOCI):
Annualized	9.7%	14.2%	12.5%	8.1%	11.7%	(2.0)%
Trailing 12 months	11.0%	11.6%	10.9%	11.0%	11.2%	(0.2)%
Total assets	$60,514,818	$58,694,031	$58,138,072	$53,805,820	$53,097,879	$7,416,939
Assumed Life Reinsurance In Force (in billions)
U.S. and Latin America Traditional	$1,609.8	$1,610.0	$1,612.2	$1,610.0	$1,609.3	$0.5
U.S. and Latin America Financial Solutions	2.1	2.1	2.1	2.1	2.1	—
Canada Traditional	393.9	385.1	368.7	363.6	355.7	38.2
Europe, Middle East and Africa Traditional	739.0	719.3	688.2	642.6	603.0	136.0
Asia Pacific Traditional	552.3	581.0	561.5	518.1	492.2	60.1
Asia Pacific Financial Solutions	0.2	0.4	0.4	0.4	0.2	—
Total assumed life reinsurance in force	$3,297.3	$3,297.9	$3,233.1	$3,136.8	$3,062.5	$234.8
Assumed New Business Production (in billions)
U.S. and Latin America Traditional	$24.3	$24.8	$23.5	$26.8	$33.4	$(9.1)	$99.4	$126.4	$(27.0)
Canada Traditional	9.1	7.7	8.5	10.3	9.1	—	35.6	34.9	0.7
Europe, Middle East and Africa Traditional	45.0	41.0	53.4	42.1	44.3	0.7	181.5	169.8	11.7
Asia Pacific Traditional	12.2	17.2	37.1	12.4	21.6	(9.4)	78.9	73.7	5.2
Total assumed new business production	$90.6	$90.7	$122.5	$91.6	$108.4	$(17.8)	$395.4	$404.8	$(9.4)
Per Share and Shares Data
Basic earnings per share
Net income	$18.89	$3.53	$3.60	$2.26	$2.96	$15.93	$28.28	$10.91	$17.37
Adjusted operating income	$2.65	$3.51	$3.01	$1.90	$2.67	$(0.02)	$11.06	$9.84	$1.22
Diluted earnings per share
Net income	$18.49	$3.47	$3.54	$2.22	$2.92	$15.57	$27.71	$10.79	$16.92
Adjusted operating income	$2.60	$3.44	$2.95	$1.86	$2.63	$(0.03)	$10.84	$9.73	$1.11

Wgt. average common shares outstanding
Basic	64,414	64,488	64,449	64,353	64,251	163	64,427	64,274	153
Diluted	65,806	65,653	65,608	65,671	65,124	682	65,753	64,989	764

Common shares issued	79,138	79,138	79,138	79,138	79,138	—	79,138	79,138	—
Treasury shares	14,686	14,770	14,646	14,749	14,835	(149)	14,686	14,835	(149)
Common shares outstanding	64,452	64,368	64,492	64,389	64,303	149	64,452	64,303	149

Book value per share	$148.48	$125.79	$123.60	$115.24	$110.31	$38.17

Per share effect of AOCI	$29.60	$25.25	$25.92	$20.52	$17.72	$11.88
Book value per share, excluding AOCI	$118.88	$100.54	$97.68	$94.72	$92.59	$26.29

Stockholders' dividends paid	$32,205.0	$32,270.7	$26,433.9	$26,380.9	$26,337.3	$5,867.7	$117,290.5	$100,371.4	$16,919.1

Reinsurance Group of America, Incorporated Consolidated GAAP Income Statements (including Adjusted Operating Income Reconciliations) (USD in thousands)

	Three Months Ended					Current Qtr	Year-to Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
Revenues:	2017	2017	2017	2017	2016	Quarter	2017	2016	Change

Net premiums	$2,505,186	$2,489,797	$2,480,451	$2,365,696	$2,493,163	$12,023	$9,841,130	$9,248,871	$592,259
Investment income, net of related expenses	564,831	556,918	518,538	514,364	497,227	67,604	2,154,651	1,911,886	242,765
Investment related gains (losses), net
OTTI on fixed maturity securities	(21,659)	(390)	(3,401)	(17,189)	(4,142)	(17,517)	(42,639)	(38,805)	(3,834)
OTTI on fixed maturity securities transferred to OCI	—	—	—	—	74	(74)	—	74	(74)
Other investment related gains (losses), net	50,068	23,043	59,696	77,712	14,261	35,807	210,519	132,926	77,593
Total investment related gains (losses), net	28,409	22,653	56,295	60,523	10,193	18,216	167,880	94,195	73,685
Other revenue	134,017	75,942	73,992	68,157	68,715	65,302	352,108	266,559	85,549
Total revenues	3,232,443	3,145,310	3,129,276	3,008,740	3,069,298	163,145	12,515,769	11,521,511	994,258
Benefits and expenses:
Claims and other policy benefits	2,147,729	2,100,680	2,164,363	2,106,145	2,116,045	31,684	8,518,917	7,993,375	525,542
Interest credited	152,972	126,099	115,285	107,684	64,089	88,883	502,040	364,691	137,349
Policy acquisition costs and other insurance expenses	402,001	365,424	319,832	379,389	370,134	31,867	1,466,646	1,310,540	156,106
Other operating expenses	229,411	168,417	154,356	158,506	175,634	53,777	710,690	645,509	65,181
Interest expense	37,435	36,836	29,352	42,402	41,422	(3,987)	146,025	137,623	8,402
Collateral finance and securitization expense	7,401	7,692	6,773	6,770	6,431	970	28,636	25,827	2,809
Total benefits and expenses	2,976,949	2,805,148	2,789,961	2,800,896	2,773,755	203,194	11,372,954	10,477,565	895,389
Income before income taxes	255,494	340,162	339,315	207,844	295,543	(40,049)	1,142,815	1,043,946	98,869
Provision for income taxes	(961,394)	112,571	107,125	62,332	105,394	(1,066,788)	(679,366)	342,503	(1,021,869)
Net income	$1,216,888	$227,591	$232,190	$145,512	$190,149	$1,026,739	$1,822,181	$701,443	$1,120,738
Pre-tax Adjusted Operating Income Reconciliation:
Income before income taxes	$255,494	$340,162	$339,315	$207,844	$295,543	$(40,049)	$1,142,815	$1,043,946	$98,869
Investment and derivative losses (gains) (1)	27,908	(3,113)	(38,098)	33,272	103,944	(76,036)	19,969	(22,082)	42,051
Change in value of modified coinsurance and
funds withheld embedded derivatives (1)	(37,870)	(23,044)	(15,108)	(68,702)	(20,374)	(17,496)	(144,724)	(54,169)	(90,555)
GMXB embedded derivatives (1)	(15,648)	6,205	(360)	(22,363)	(90,923)	75,275	(32,166)	(7,834)	(24,332)
Funds withheld losses (gains) - investment income	(3,133)	(7,443)	(4,263)	(654)	(8,238)	5,105	(15,493)	(28,200)	12,707
EIA embedded derivatives - interest credited	(3,595)	(1,367)	(7,340)	(27,958)	(39,964)	36,369	(40,260)	(28,137)	(12,123)
DAC offset, net	22,230	26,845	6,865	52,340	27,625	(5,395)	108,280	47,364	60,916
Investment (income) loss on unit-linked variable annuities	(4,781)	(2,475)	291	(4,113)	(4,217)	(564)	(11,078)	(13,131)	2,053
Interest credited on unit-linked variable annuities	4,781	2,475	(291)	4,113	4,217	564	11,078	13,131	(2,053)
Non-investment derivatives	41	(102)	58	106	289	(248)	103	(2,137)	2,240
Adjusted operating income before income taxes	$245,427	$338,143	$281,069	$173,885	$267,902	$(22,475)	$1,038,524	$948,751	$89,773

(1) Included in “Investment related gains (losses), net” on Consolidated GAAP Income Statement.

	Three Months Ended					Current Qtr	Year-to Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
	2017	2017	2017	2017	2016	Quarter	2017	2016	Change
After-tax Adjusted Operating Income Reconciliation:
Net Income	$1,216,888	$227,591	$232,190	$145,512	$190,149	$1,026,739	$1,822,181	$701,443	$1,120,738
Investment and derivative losses (gains) (1)	17,806	(2,255)	(25,419)	20,253	66,640	(48,834)	10,385	(21,322)	31,707
Change in value of modified coinsurance and
funds withheld embedded derivatives (1)	(24,616)	(14,978)	(9,821)	(44,656)	(13,243)	(11,373)	(94,071)	(35,210)	(58,861)
GMXB embedded derivatives (1)	(10,171)	4,033	(234)	(14,536)	(59,100)	48,929	(20,908)	(5,092)	(15,816)
Funds withheld losses (gains) - investment income	(2,036)	(4,838)	(2,771)	(425)	(5,355)	3,319	(10,070)	(18,330)	8,260
EIA embedded derivatives - interest credited	(2,337)	(888)	(4,771)	(18,173)	(25,977)	23,640	(26,169)	(18,289)	(7,880)
DAC offset, net	14,449	17,450	4,462	34,021	17,957	(3,508)	70,382	30,787	39,595
Investment (income) loss on unit-linked variable annuities	(3,108)	(1,609)	189	(2,673)	(2,741)	(367)	(7,201)	(8,535)	1,334
Interest credited on unit-linked variable annuities	3,108	1,609	(189)	2,673	2,741	367	7,201	8,535	(1,334)
Non-investment derivatives	27	(67)	38	69	188	(161)	67	(1,389)	1,456
Statutory tax rate changes	(1,039,111)	—	—	—	—	(1,039,111)	(1,039,111)	—	(1,039,111)
Adjusted operating income	$170,899	$226,048	$193,674	$122,065	$171,259	$(360)	$712,686	$632,598	$80,088

Wgt. average common shares outstanding (diluted)	65,806	65,653	65,608	65,671	65,124	682	65,753	64,989	764

Diluted earnings per share - adjusted operating income	$2.60	$3.44	$2.95	$1.86	$2.63	$(0.03)	$10.84	$9.73	$1.11

Foreign currency effect on (2):
Net premiums	$43,226	$18,343	$(30,464)	$(5,173)	$(35,247)	$78,473	$25,932	$(172,168)	$198,100
Adjusted operating income before income taxes	$5,988	$1,970	$(6,057)	$(2,266)	$(7,911)	$13,899	$(365)	$(25,156)	$24,791

(1) Included in “Investment related gains (losses), net” on Consolidated GAAP Income Statement.
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated Consolidated Balance Sheets (USD thousands)

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,
	2017	2017	2017	2017	2016
Assets
Fixed maturity securities, available-for-sale	$38,150,820	$36,381,742	$36,345,426	$32,694,793	$32,093,625
Mortgage loans on real estate	4,400,533	4,322,329	4,104,487	3,871,309	3,775,522
Policy loans	1,357,624	1,340,146	1,406,774	1,402,940	1,427,602
Funds withheld at interest	6,083,388	6,020,336	5,968,856	5,943,450	5,875,919
Short-term investments	93,304	80,582	123,308	54,288	76,710
Other invested assets	1,605,484	1,532,523	1,498,370	1,429,175	1,591,940
Total investments	51,691,153	49,677,658	49,447,221	45,395,955	44,841,318
Cash and cash equivalents	1,303,524	1,204,590	1,123,350	1,178,114	1,200,718
Accrued investment income	392,721	420,111	388,008	360,225	347,173
Premiums receivable and other reinsurance balances	2,338,481	2,411,777	2,205,631	2,008,409	1,930,755
Reinsurance ceded receivables	782,027	779,118	798,365	760,715	683,972
Deferred policy acquisition costs	3,239,824	3,315,237	3,334,094	3,300,548	3,338,605
Other assets	767,088	885,540	841,403	801,854	755,338
Total assets	$60,514,818	$58,694,031	$58,138,072	$53,805,820	$53,097,879

Liabilities and Stockholders’ Equity
Future policy benefits	$22,363,241	$21,084,562	$20,665,256	$19,832,483	$19,581,573
Interest-sensitive contract liabilities	16,227,642	16,370,090	16,440,873	14,039,919	14,029,354
Other policy claims and benefits	4,992,074	4,899,367	4,809,780	4,649,192	4,263,026
Other reinsurance balances	488,739	415,692	399,517	390,019	388,989
Deferred income taxes	2,198,309	3,180,545	3,162,666	2,863,744	2,770,640
Other liabilities	1,102,975	1,061,352	1,077,223	996,288	1,041,880
Long-term debt	2,788,365	2,788,480	2,788,494	2,788,619	3,088,635
Collateral finance and securitization notes	783,938	796,825	823,108	825,526	840,700
Total liabilities	50,945,283	50,596,913	50,166,917	46,385,790	46,004,797

Stockholders’ Equity:
Common stock, at par value	791	791	791	791	791
Additional paid-in-capital	1,870,906	1,865,699	1,860,001	1,858,226	1,848,611
Retained earnings	6,892,637	5,712,590	5,523,622	5,329,464	5,199,130
Treasury stock	(1,102,058)	(1,107,719)	(1,085,157)	(1,089,606)	(1,094,779)
Accumulated other comprehensive income (AOCI)
Accumulated currency translation adjustment, net of income taxes	(103,415)	(104,456)	(151,189)	(194,754)	(172,541)
Unrealized appreciation of securities, net of income taxes	2,053,112	1,770,903	1,864,477	1,558,148	1,355,033
Pension and postretirement benefits, net of income taxes	(42,438)	(40,690)	(41,390)	(42,239)	(43,163)
Total stockholders’ equity	9,569,535	8,097,118	7,971,155	7,420,030	7,093,082
Total liabilities and stockholders’ equity	$60,514,818	$58,694,031	$58,138,072	$53,805,820	$53,097,879

Total stockholders’ equity, excluding AOCI	$7,662,276	$6,471,361	$6,299,257	$6,098,875	$5,953,753

See appendix for a reconciliation of total stockholders' equity before and after the impact of AOCI.

Reinsurance Group of America, Incorporated U.S. and Latin America Traditional GAAP Income Statements (USD thousands)

	Three Months Ended					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
	2017	2017	2017	2017	2016	Quarter	2017	2016	Change
Revenues:
Net premiums	$1,389,479	$1,327,181	$1,335,316	$1,304,345	$1,430,291	$(40,812)	$5,356,321	$5,249,571	$106,750
Investment income, net of related expenses	173,461	191,904	183,713	178,995	184,674	(11,213)	728,073	699,833	28,240
Investment related gains (losses), net	(1,414)	(1,503)	(654)	1,965	2,147	(3,561)	(1,606)	(4,229)	2,623
Other revenue	6,061	3,801	4,323	3,198	8,119	(2,058)	17,383	19,793	(2,410)
Total revenues	1,567,587	1,521,383	1,522,698	1,488,503	1,625,231	(57,644)	6,100,171	5,964,968	135,203

Benefits and expenses:
Claims and other policy benefits	1,221,236	1,118,401	1,194,917	1,225,640	1,232,207	(10,971)	4,760,194	4,632,821	127,373
Interest credited	20,418	20,673	20,838	20,289	22,156	(1,738)	82,218	85,029	(2,811)
Policy acquisition costs and other insurance expenses	196,860	189,291	186,375	180,810	205,358	(8,498)	753,336	749,487	3,849
Other operating expenses	36,705	32,506	29,974	31,804	34,018	2,687	130,989	126,530	4,459
Total benefits and expenses	1,475,219	1,360,871	1,432,104	1,458,543	1,493,739	(18,520)	5,726,737	5,593,867	132,870

Income before income taxes	$92,368	$160,512	$90,594	$29,960	$131,492	$(39,124)	$373,434	$371,101	$2,333

Loss and expense ratios:
Claims and other policy benefits	87.9%	84.3%	89.5%	94.0%	86.2%	1.7%	88.9%	88.3%	0.6%
Policy acquisition costs and other insurance expenses	14.2%	14.3%	14.0%	13.9%	14.4%	(0.2)%	14.1%	14.3%	(0.2)%
Other operating expenses	2.6%	2.4%	2.2%	2.4%	2.4%	0.2%	2.4%	2.4%	—%

Foreign currency effect on (1):
Net premiums	$386	$582	$(199)	$(959)	$(1,372)	$1,758	$(190)	$(5,617)	$5,427
Income before income taxes	$(114)	$(106)	$(84)	$(160)	$159	$(273)	$(464)	$(92)	$(372)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated U.S. and Latin America Traditional Adjusted Operating Income Statements (USD thousands)

	Three Months Ended					Current	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Qtr vs. PY	Dec. 31,	Dec. 31,
	2017	2017	2017	2017	2016	Quarter	2017	2016	Change
Revenues:
Net premiums	$1,389,479	$1,327,181	$1,335,316	$1,304,345	$1,430,291	$(40,812)	$5,356,321	$5,249,571	$106,750
Investment income, net of related expenses	173,461	191,904	183,713	178,995	184,674	(11,213)	728,073	699,833	28,240
Investment related gains (losses), net	—	—	(1)	1	—	—	—	—	—
Other revenue	6,061	3,801	4,323	3,198	8,119	(2,058)	17,383	19,793	(2,410)
Total revenues	1,569,001	1,522,886	1,523,351	1,486,539	1,623,084	(54,083)	6,101,777	5,969,197	132,580

Benefits and expenses:
Claims and other policy benefits	1,221,236	1,118,401	1,194,917	1,225,640	1,232,207	(10,971)	4,760,194	4,632,821	127,373
Interest credited	20,418	20,673	20,838	20,289	22,156	(1,738)	82,218	85,029	(2,811)
Policy acquisition costs and other insurance expenses	196,860	189,291	186,375	180,810	205,358	(8,498)	753,336	749,487	3,849
Other operating expenses	36,705	32,506	29,974	31,804	34,018	2,687	130,989	126,530	4,459
Total benefits and expenses	1,475,219	1,360,871	1,432,104	1,458,543	1,493,739	(18,520)	5,726,737	5,593,867	132,870

Adjusted operating income before income taxes	$93,782	$162,015	$91,247	$27,996	$129,345	$(35,563)	$375,040	$375,330	$(290)

Loss and expense ratios:
Claims and other policy benefits	87.9%	84.3%	89.5%	94.0%	86.2%	1.7%	88.9%	88.3%	0.6%
Policy acquisition costs and other insurance expenses	14.2%	14.3%	14.0%	13.9%	14.4%	(0.2)%	14.1%	14.3%	(0.2)%
Other operating expenses	2.6%	2.4%	2.2%	2.4%	2.4%	0.2%	2.4%	2.4%	—%

Foreign currency effect on (1):
Net premiums	$386	$582	$(199)	$(959)	$(1,372)	$1,758	$(190)	$(5,617)	$5,427
Adjusted operating income before income taxes	$(114)	$(106)	$(84)	$(160)	$159	$(273)	$(464)	$(92)	$(372)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated U.S. and Latin America Financial Solutions - Asset Intensive GAAP Income Statements (USD thousands)

	Three Months Ended					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
	2017	2017	2017	2017	2016	Quarter	2017	2016	Change
Revenues:
Net premiums	$5,497	$6,423	$7,128	$4,635	$7,099	$(1,602)	$23,683	$24,349	$(666)
Investment income, net of related expenses	216,646	188,176	177,957	187,153	161,395	55,251	769,932	623,974	145,958
Investment related gains, net	41,114	12,832	32,626	57,771	5,708	35,406	144,343	13,648	130,695
Other revenue	22,458	26,899	26,211	23,214	22,808	(350)	98,782	93,614	5,168
Total revenues	285,715	234,330	243,922	272,773	197,010	88,705	1,036,740	755,585	281,155

Benefits and expenses:
Claims and other policy benefits	24,449	11,959	24,503	17,536	23,593	856	78,447	81,860	(3,413)
Interest credited	118,980	94,120	87,664	79,157	33,511	85,469	379,921	251,247	128,674
Policy acquisition costs and other insurance expenses	53,201	54,441	38,211	83,653	60,306	(7,105)	229,506	174,225	55,281
Other operating expenses	8,275	6,684	6,542	6,657	7,339	936	28,158	24,111	4,047
Total benefits and expenses	204,905	167,204	156,920	187,003	124,749	80,156	716,032	531,443	184,589

Income before income taxes	$80,810	$67,126	$87,002	$85,770	$72,261	$8,549	$320,708	$224,142	$96,566

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.

Reinsurance Group of America, Incorporated U.S. and Latin America Financial Solutions - Asset Intensive Adjusted Operating Income Statements (USD thousands)

	Three Months Ended					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
	2017	2017	2017	2017	2016	Quarter	2017	2016	Change
Revenues:
Net premiums	$5,497	$6,423	$7,128	$4,635	$7,099	$(1,602)	$23,683	$24,349	$(666)
Investment income, net of related expenses	213,604	180,985	173,947	186,409	153,879	59,725	754,945	599,235	155,710
Other revenue	22,458	26,899	26,211	23,214	22,808	(350)	98,782	93,614	5,168
Total revenues	241,559	214,307	207,286	214,258	183,786	57,773	877,410	717,198	160,212

Benefits and expenses:
Claims and other policy benefits	24,449	11,959	24,503	17,536	23,593	856	78,447	81,860	(3,413)
Interest credited	122,575	95,487	95,004	107,115	73,475	49,100	420,181	279,384	140,797
Policy acquisition costs and other insurance expenses	30,971	27,596	31,346	31,313	32,681	(1,710)	121,226	126,861	(5,635)
Other operating expenses	8,275	6,684	6,542	6,657	7,339	936	28,158	24,111	4,047
Total benefits and expenses	186,270	141,726	157,395	162,621	137,088	49,182	648,012	512,216	135,796

Adjusted operating income before income taxes	$55,289	$72,581	$49,891	$51,637	$46,698	$8,591	$229,398	$204,982	$24,416

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.

Reinsurance Group of America, Incorporated U.S. and Latin America Financial Solutions - Asset Intensive (Continued) (USD millions)

	Three Months Ended
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,
	2017	2017	2017	2017	2016
Annuity account values:

Fixed annuities (deferred)	$6,607	$6,692	$6,762	$5,072	$5,091

Net interest spread (fixed annuities)	2.3%	2.0%	1.8%	2.2%	2.4%

Equity-indexed annuities	$4,126	$4,144	$4,188	$4,238	$4,291

Variable annuities account values
No riders	$950	$940	$939	$727	$731
GMDB only	182	180	179	58	58
GMIB only	24	23	23	5	5
GMAB only	22	25	28	29	28
GMWB only	1,366	1,361	1,358	1,354	1,334
GMDB / WB	343	340	339	339	335
Other	31	33	35	20	19
Total variable annuities account values	$2,918	$2,902	$2,901	$2,532	$2,510

Fair value of liabilities associated with living benefit riders	$152	$168	$162	$162	$185

Interest-sensitive contract liabilities associated with:

Guaranteed investment contracts	$858	$872	$825	$675	$554

Bank-owned life insurance (BOLI)	$584	$581	$577	$575	$571

Other asset-intensive business	$62	$63	$64	$64	$65

Future policy benefits associated with:

Payout annuities	$2,271	$2,284	$2,287	$1,950	$1,964

Reinsurance Group of America, Incorporated U.S. and Latin America Financial Solutions - Financial Reinsurance GAAP Income Statements (USD thousands)

	Three Months Ended					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
	2017	2017	2017	2017	2016	Quarter	2017	2016	Change
Revenues:
Investment income, net of related expenses	$2,040	$2,984	$1,853	$1,664	$1,092	$948	$8,541	$7,123	$1,418
Other revenue	27,631	26,856	26,201	24,409	22,227	5,404	105,097	77,738	27,359
Total revenues	29,671	29,840	28,054	26,073	23,319	6,352	113,638	84,861	28,777

Benefits and expenses:
Policy acquisition costs and other insurance expenses	5,570	5,674	5,619	5,941	5,505	65	22,804	14,650	8,154
Other operating expenses	3,016	2,174	2,452	2,316	3,367	(351)	9,958	10,973	(1,015)
Total benefits and expenses	8,586	7,848	8,071	8,257	8,872	(286)	32,762	25,623	7,139

Income before income taxes	$21,085	$21,992	$19,983	$17,816	$14,447	$6,638	$80,876	$59,238	$21,638

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.

Reinsurance Group of America, Incorporated U.S. and Latin America Financial Solutions - Financial Reinsurance Adjusted Operating Income Statements (USD thousands)

	Three Months Ended					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
	2017	2017	2017	2017	2016	Quarter	2017	2016	Change
Revenues:
Investment income, net of related expenses	$2,040	$2,984	$1,853	$1,664	$1,092	$948	$8,541	$7,123	$1,418
Other revenue	27,631	26,856	26,201	24,409	22,227	5,404	105,097	77,738	27,359
Total revenues	29,671	29,840	28,054	26,073	23,319	6,352	113,638	84,861	28,777

Benefits and expenses:
Policy acquisition costs and other insurance expenses	5,570	5,674	5,619	5,941	5,505	65	22,804	14,650	8,154
Other operating expenses	3,016	2,174	2,452	2,316	3,367	(351)	9,958	10,973	(1,015)
Total benefits and expenses	8,586	7,848	8,071	8,257	8,872	(286)	32,762	25,623	7,139

Adjusted operating income before income taxes	$21,085	$21,992	$19,983	$17,816	$14,447	$6,638	$80,876	$59,238	$21,638

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.

Reinsurance Group of America, Incorporated Canada Traditional GAAP Income Statements (USD thousands)

	Three Months Ended					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
	2017	2017	2017	2017	2016	Quarter	2017	2016	Change
Revenues:
Net premiums	$238,993	$225,841	$221,380	$215,762	$241,918	$(2,925)	$901,976	$928,642	$(26,666)
Investment income, net of related expenses	48,089	51,593	44,830	44,506	44,806	3,283	189,018	178,927	10,091
Investment related gains, net	1,798	2,380	2,598	3,843	2,771	(973)	10,619	10,528	91
Other revenue	(3)	1,281	465	164	638	(641)	1,907	(93)	2,000
Total revenues	288,877	281,095	269,273	264,275	290,133	(1,256)	1,103,520	1,118,004	(14,484)

Benefits and expenses:
Claims and other policy benefits	191,665	193,978	181,197	191,052	182,912	8,753	757,892	707,409	50,483
Interest credited	5	6	5	4	2	3	20	19	1
Policy acquisition costs and other insurance expenses	48,881	50,023	47,597	45,682	60,074	(11,193)	192,183	238,252	(46,069)
Other operating expenses	9,061	8,299	7,638	8,209	10,119	(1,058)	33,207	37,619	(4,412)
Total benefits and expenses	249,612	252,306	236,437	244,947	253,107	(3,495)	983,302	983,299	3

Income before income taxes	$39,265	$28,789	$32,836	$19,328	$37,026	$2,239	$120,218	$134,705	$(14,487)

Loss and expense ratios:
Loss ratios (creditor business)	24.6%	22.8%	27.8%	27.1%	22.5%	2.1%	25.5%	26.9%	(1.4)%
Loss ratios (excluding creditor business)	90.6%	99.2%	92.8%	100.7%	92.2%	(1.6)%	95.7%	92.6%	3.1%
Claims and other policy benefits / (net premiums + investment income)	66.8%	69.9%	68.1%	73.4%	63.8%	3.0%	69.5%	63.9%	5.6%
Policy acquisition costs and other insurance expenses (creditor business)	69.2%	66.7%	65.3%	66.0%	67.5%	1.7%	66.8%	66.1%	0.7%
Policy acquisition costs and other insurance expenses (excluding creditor business)	11.3%	12.7%	12.6%	12.3%	11.5%	(0.2)%	12.2%	12.2%	—%
Other operating expenses	3.8%	3.7%	3.5%	3.8%	4.2%	(0.4)%	3.7%	4.1%	(0.4)%

Foreign currency effect on (1):
Net premiums	$11,467	$8,992	$(9,540)	$7,551	$(108)	$11,575	$18,470	$(33,009)	$51,479
Income before income taxes	$1,852	$1,508	$(1,308)	$1,187	$(483)	$2,335	$3,239	$(5,755)	$8,994

Creditor reinsurance net premiums	$37,819	$39,445	$37,299	$35,564	$57,471	$(19,652)	$150,127	$232,583	$(82,456)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
Note: The loss ratios on creditor reinsurance business are normally lower than traditional reinsurance, while allowances are normally higher as a percentage of premiums.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated Canada Traditional Adjusted Operating Income Statements (USD thousands)

	Three Months Ended					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
	2017	2017	2017	2017	2016	Quarter	2017	2016	Change
Revenues:
Net premiums	$238,993	$225,841	$221,380	$215,762	$241,918	$(2,925)	$901,976	$928,642	$(26,666)
Investment income, net of related expenses	47,998	51,341	44,577	44,596	44,084	3,914	188,512	175,466	13,046
Investment related gains, net	1,242	1,204	1,203	1,191	1,221	21	4,840	4,933	(93)
Other revenue	(3)	1,281	465	164	638	(641)	1,907	(93)	2,000
Total revenues	288,230	279,667	267,625	261,713	287,861	369	1,097,235	1,108,948	(11,713)

Benefits and expenses:
Claims and other policy benefits	191,665	193,978	181,197	191,052	182,912	8,753	757,892	707,409	50,483
Interest credited	5	6	5	4	2	3	20	19	1
Policy acquisition costs and other insurance expenses	48,881	50,023	47,597	45,682	60,074	(11,193)	192,183	238,252	(46,069)
Other operating expenses	9,061	8,299	7,638	8,209	10,119	(1,058)	33,207	37,619	(4,412)
Total benefits and expenses	249,612	252,306	236,437	244,947	253,107	(3,495)	983,302	983,299	3

Adjusted operating income before income taxes	$38,618	$27,361	$31,188	$16,766	$34,754	$3,864	$113,933	$125,649	$(11,716)

Loss and expense ratios:
Loss ratios (creditor business)	24.6%	22.8%	27.8%	27.1%	22.5%	2.1%	25.5%	26.9%	(1.4)%
Loss ratios (excluding creditor business)	90.6%	99.2%	92.8%	100.7%	92.2%	(1.6)%	95.7%	92.6%	3.1%
Claims and other policy benefits / (net premiums + investment income)	66.8%	70.0%	68.1%	73.4%	64.0%	2.8%	69.5%	64.1%	5.4%
Policy acquisition costs and other insurance expenses (creditor business)	69.2%	66.7%	65.3%	66.0%	67.5%	1.7%	66.8%	66.1%	0.7%
Policy acquisition costs and other insurance expenses (excluding creditor business)	11.3%	12.7%	12.6%	12.3%	11.5%	(0.2)%	12.2%	12.2%	—%
Other operating expenses	3.8%	3.7%	3.5%	3.8%	4.2%	(0.4)%	3.7%	4.1%	(0.4)%

Foreign currency effect on (1):
Net premiums	$11,467	$8,992	$(9,540)	$7,551	$(108)	$11,575	$18,470	$(33,009)	$51,479
Adjusted operating income before income taxes	$1,820	$1,433	$(1,232)	$1,130	$(505)	$2,325	$3,151	$(6,232)	$9,383

Creditor reinsurance net premiums	$37,819	$39,445	$37,299	$35,564	$57,471	$(19,652)	$150,127	$232,583	$(82,456)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
Note: The loss ratios on creditor reinsurance business are normally lower than traditional reinsurance, while allowances are normally higher as a percentage of premiums.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated Canada Financial Solutions (1) GAAP Income Statements (USD thousands)

	Three Months Ended					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
	2017	2017	2017	2017	2016	Quarter	2017	2016	Change
Revenues:
Net premiums	$9,631	$9,874	$9,314	$9,410	$9,612	$19	$38,229	$38,701	$(472)
Investment income, net of related expenses	1,600	1,120	1,351	1,044	1,043	557	5,115	2,692	2,423
Other revenue	1,467	1,436	1,338	1,353	1,386	81	5,594	5,545	49
Total revenues	12,698	12,430	12,003	11,807	12,041	657	48,938	46,938	2,000

Benefits and expenses:
Claims and other policy benefits	7,751	7,170	7,099	7,619	7,270	481	29,639	36,275	(6,636)
Policy acquisition costs and other insurance expenses	218	221	206	144	229	(11)	789	1,231	(442)
Other operating expenses	575	567	273	452	477	98	1,867	1,487	380
Total benefits and expenses	8,544	7,958	7,578	8,215	7,976	568	32,295	38,993	(6,698)

Income before income taxes	$4,154	$4,472	$4,425	$3,592	$4,065	$89	$16,643	$7,945	$8,698

Foreign currency effect on (2):
Net premiums	$462	$387	$(403)	$436	$(3)	$465	$882	$(1,376)	$2,258
Income before income taxes	$195	$159	$(185)	$244	$13	$182	$413	$(677)	$1,090

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Canada Financial Solutions operations includes longevity and financial reinsurance transactions.
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated Canada Financial Solutions (1) Adjusted Operating Income Statements (USD thousands)

	Three Months Ended					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
	2017	2017	2017	2017	2016	Quarter	2017	2016	Change
Revenues:
Net premiums	$9,631	$9,874	$9,314	$9,410	$9,612	$19	$38,229	$38,701	$(472)
Investment income, net of related expenses	1,600	1,120	1,351	1,044	1,043	557	5,115	2,692	2,423
Other revenue	1,467	1,436	1,338	1,353	1,386	81	5,594	5,545	49
Total revenues	12,698	12,430	12,003	11,807	12,041	657	48,938	46,938	2,000

Benefits and expenses:
Claims and other policy benefits	7,751	7,170	7,099	7,619	7,270	481	29,639	36,275	(6,636)
Policy acquisition costs and other insurance expenses	218	221	206	144	229	(11)	789	1,231	(442)
Other operating expenses	575	567	273	452	477	98	1,867	1,487	380
Total benefits and expenses	8,544	7,958	7,578	8,215	7,976	568	32,295	38,993	(6,698)

Adjusted operating income before income taxes	$4,154	$4,472	$4,425	$3,592	$4,065	$89	$16,643	$7,945	$8,698

Foreign currency effect on (2):
Net premiums	$462	$387	$(403)	$436	$(3)	$465	$882	$(1,376)	$2,258
Adjusted operating income before income taxes	$195	$159	$(185)	$244	$13	$182	$413	$(677)	$1,090

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Canada Financial Solutions operations includes longevity and financial reinsurance transactions.
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated Europe, Middle East and Africa Traditional GAAP Income Statements (USD thousands)

	Three Months Ended					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
	2017	2017	2017	2017	2016	Quarter	2017	2016	Change
Revenues:
Net premiums	$321,907	$344,211	$330,850	$304,672	$301,252	$20,655	$1,301,640	$1,140,062	$161,578
Investment income, net of related expenses	14,479	14,727	13,585	12,720	11,745	2,734	55,511	50,301	5,210
Investment related gains (losses), net	45	—	—	7	—	45	52	5	47
Other revenue	666	2,034	1,485	687	1,806	(1,140)	4,872	4,781	91
Total revenues	337,097	360,972	345,920	318,086	314,803	22,294	1,362,075	1,195,149	166,926

Benefits and expenses:
Claims and other policy benefits	249,735	285,071	295,004	266,401	253,663	(3,928)	1,096,211	999,005	97,206
Policy acquisition costs and other insurance expenses	25,880	35,751	15,349	15,163	17,383	8,497	92,143	63,848	28,295
Other operating expenses	31,747	24,729	24,213	22,546	27,931	3,816	103,235	102,237	998
Total benefits and expenses	307,362	345,551	334,566	304,110	298,977	8,385	1,291,589	1,165,090	126,499

Income before income taxes	$29,735	$15,421	$11,354	$13,976	$15,826	$13,909	$70,486	$30,059	$40,427

Loss and expense ratios:
Claims and other policy benefits	77.6%	82.8%	89.2%	87.4%	84.2%	(6.6)%	84.2%	87.6%	(3.4)%
Policy acquisition costs and other insurance expenses	8.0%	10.4%	4.6%	5.0%	5.8%	2.2%	7.1%	5.6%	1.5%
Other operating expenses	9.9%	7.2%	7.3%	7.4%	9.3%	0.6%	7.9%	9.0%	(1.1)%

Foreign currency effect on (1):
Net premiums	$19,482	$7,297	$(17,249)	$(17,859)	$(37,351)	$56,833	$(8,329)	$(113,147)	$104,818
Income before income taxes	$2,037	$703	$(522)	$(721)	$(1,021)	$3,058	$1,497	$(1,003)	$2,500

Critical illness net premiums	$47,322	$48,985	$49,211	$45,976	$46,455	$867	$191,494	$203,434	$(11,940)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated Europe, Middle East and Africa Traditional Adjusted Operating Income Statements (USD thousands)

	Three Months Ended					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
	2017	2017	2017	2017	2016	Quarter	2017	2016	Change
Revenues:
Net premiums	$321,907	$344,211	$330,850	$304,672	$301,252	$20,655	$1,301,640	$1,140,062	$161,578
Investment income, net of related expenses	14,479	14,727	13,585	12,720	11,745	2,734	55,511	50,301	5,210
Other revenue	666	2,034	1,485	687	1,806	(1,140)	4,872	4,781	91
Total revenues	337,052	360,972	345,920	318,079	314,803	22,249	1,362,023	1,195,144	166,879

Benefits and expenses:
Claims and other policy benefits	249,735	285,071	295,004	266,401	253,663	(3,928)	1,096,211	999,005	97,206
Policy acquisition costs and other insurance expenses	25,880	35,751	15,349	15,163	17,383	8,497	92,143	63,848	28,295
Other operating expenses	31,747	24,729	24,213	22,546	27,931	3,816	103,235	102,237	998
Total benefits and expenses	307,362	345,551	334,566	304,110	298,977	8,385	1,291,589	1,165,090	126,499

Adjusted operating income before income taxes	$29,690	$15,421	$11,354	$13,969	$15,826	$13,864	$70,434	$30,054	$40,380

Loss and expense ratios:
Claims and other policy benefits	77.6%	82.8%	89.2%	87.4%	84.2%	(6.6)%	84.2%	87.6%	(3.4)%
Policy acquisition costs and other insurance expenses	8.0%	10.4%	4.6%	5.0%	5.8%	2.2%	7.1%	5.6%	1.5%
Other operating expenses	9.9%	7.2%	7.3%	7.4%	9.3%	0.6%	7.9%	9.0%	(1.1)%

Foreign currency effect on (1):
Net premiums	$19,482	$7,297	$(17,249)	$(17,859)	$(37,351)	$56,833	$(8,329)	$(113,147)	$104,818
Adjusted operating income before income taxes	$2,033	$704	$(522)	$(721)	$(1,021)	$3,054	$1,494	$(1,012)	$2,506

Critical illness net premiums	$47,322	$48,985	$49,211	$45,976	$46,455	$867	$191,494	$203,434	$(11,940)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated Europe, Middle East and Africa Financial Solutions (1) GAAP Income Statements (USD thousands)

	Three Months Ended					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
	2017	2017	2017	2017	2016	Quarter	2017	2016	Change
Revenues:
Net premiums	$43,911	$39,294	$38,520	$41,995	$54,163	$(10,252)	$163,720	$180,271	$(16,551)
Investment income, net of related expenses	34,656	30,892	28,029	29,681	29,994	4,662	123,258	125,282	(2,024)
Investment related gains (losses), net	(2,738)	1,192	2,458	4,575	4,914	(7,652)	5,487	13,537	(8,050)
Other revenue	4,807	5,663	4,398	3,738	2,962	1,845	18,606	21,428	(2,822)
Total revenues	80,636	77,041	73,405	79,989	92,033	(11,397)	311,071	340,518	(29,447)

Benefits and expenses:
Claims and other policy benefits	34,415	35,648	36,797	35,936	38,631	(4,216)	142,796	164,883	(22,087)
Interest credited	4,781	2,475	(291)	4,113	4,217	564	11,078	13,131	(2,053)
Policy acquisition costs and other insurance expenses	763	327	454	289	(220)	983	1,833	6	1,827
Other operating expenses	8,939	7,638	7,540	7,733	8,077	862	31,850	24,491	7,359
Total benefits and expenses	48,898	46,088	44,500	48,071	50,705	(1,807)	187,557	202,511	(14,954)

Income before income taxes	$31,738	$30,953	$28,905	$31,918	$41,328	$(9,590)	$123,514	$138,007	$(14,493)

Foreign currency effect on (2):
Net premiums	$2,922	$56	$(4,378)	$(6,169)	$(9,059)	$11,981	$(7,569)	$(22,470)	$14,901
Income before income taxes	$2,108	$130	$(3,327)	$(4,730)	$(9,274)	$11,382	$(5,819)	$(19,382)	$13,563

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Europe, Middle East and Africa Financial Solutions operations includes asset intensive, financial reinsurance, capital motivated and longevity closed block business.
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated Europe, Middle East and Africa Financial Solutions (1) Adjusted Operating Income Statements (USD thousands)

	Three Months Ended					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
	2016	2017	2017	2017	2016	Quarter	2017	2016	Change
Revenues:
Net premiums	$43,911	$39,294	$38,520	$41,995	$54,163	$(10,252)	$163,720	$180,271	$(16,551)
Investment income, net of related expenses	29,875	28,417	28,320	25,568	25,777	4,098	112,180	112,151	29
Other revenue	4,848	5,570	4,482	3,870	3,276	1,572	18,770	19,370	(600)
Total revenues	78,634	73,281	71,322	71,433	83,216	(4,582)	294,670	311,792	(17,122)

Benefits and expenses:
Claims and other policy benefits	34,415	35,648	36,797	35,936	38,631	(4,216)	142,796	164,883	(22,087)
Policy acquisition costs and other insurance expenses	763	327	454	289	(220)	983	1,833	6	1,827
Other operating expenses	8,939	7,638	7,540	7,733	8,077	862	31,850	24,491	7,359
Total benefits and expenses	44,117	43,613	44,791	43,958	46,488	(2,371)	176,479	189,380	(12,901)

Adjusted operating income before income taxes	$34,517	$29,668	$26,531	$27,475	$36,728	$(2,211)	$118,191	$122,412	$(4,221)

Foreign currency effect on (2):
Net premiums	$2,922	$56	$(4,378)	$(6,169)	$(9,059)	$11,981	$(7,569)	$(22,470)	$14,901
Adjusted operating income before income taxes	$2,311	$136	$(3,043)	$(4,006)	$(8,168)	$10,479	$(4,602)	$(16,707)	$12,105

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Europe, Middle East and Africa Financial Solutions operations includes asset intensive, financial reinsurance, capital motivated and longevity closed block business.
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated Asia Pacific Traditional GAAP Income Statements (USD thousands)

	Three Months Ended					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
	2017	2017	2017	2017	2016	Quarter	2017	2016	Change
Revenues:
Net premiums	$495,439	$536,931	$537,352	$483,307	$448,283	$47,156	$2,053,029	$1,681,505	$371,524
Investment income, net of related expenses	23,570	23,858	22,345	21,902	21,448	2,122	91,675	83,049	8,626
Investment related gains (losses), net	(10)	—	—	—	—	(10)	(10)	14	(24)
Other revenue	63,268	871	1,832	21	2,002	61,266	65,992	6,582	59,410
Total revenues	582,267	561,660	561,529	505,230	471,733	110,534	2,210,686	1,771,150	439,536

Benefits and expenses:
Claims and other policy benefits	414,637	442,358	423,294	355,439	368,091	46,546	1,635,728	1,345,951	289,777
Policy acquisition costs and other insurance expenses	97,575	55,891	51,259	72,857	46,604	50,971	277,582	163,036	114,546
Other operating expenses	42,843	36,847	33,654	35,246	38,574	4,269	148,590	148,235	355
Total benefits and expenses	555,055	535,096	508,207	463,542	453,269	101,786	2,061,900	1,657,222	404,678

Income before income taxes	$27,212	$26,564	$53,322	$41,688	$18,464	$8,748	$148,786	$113,928	$34,858

Loss and Expense Ratios:
Claims and other policy benefits	83.7%	82.4%	78.8%	73.5%	82.1%	1.6%	79.7%	80.0%	(0.3)%
Policy acquisition costs and other insurance expenses	19.7%	10.4%	9.5%	15.1%	10.4%	9.3%	13.5%	9.7%	3.8%
Other operating expenses	8.6%	6.9%	6.3%	7.3%	8.6%	—%	7.2%	8.8%	(1.6)%

Foreign currency effect on (1):
Net premiums	$8,512	$1,030	$1,321	$11,810	$12,575	$(4,063)	$22,673	$3,302	$19,371
Income before income taxes	$(1,066)	$(954)	$(261)	$851	$1,143	$(2,209)	$(1,430)	$(755)	$(675)

Critical illness net premiums	$136,246	$158,612	$174,304	$141,883	$85,931	$50,315	$611,045	$398,258	$212,787

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated Asia Pacific Traditional Adjusted Operating Income Statements (USD thousands)

	Three Months Ended					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
	2017	2017	2017	2017	2016	Quarter	2017	2016	Change
Revenues:
Net premiums	$495,439	$536,931	$537,352	$483,307	$448,283	$47,156	$2,053,029	$1,681,505	$371,524
Investment income, net of related expenses	23,570	23,858	22,345	21,902	21,448	2,122	91,675	83,049	8,626
Investment related gains (losses), net	5	—	—	—	—	5	5	(2)	7
Other revenue	63,268	871	1,832	21	2,002	61,266	65,992	6,582	59,410
Total revenues	582,282	561,660	561,529	505,230	471,733	110,549	2,210,701	1,771,134	439,567

Benefits and expenses:
Claims and other policy benefits	414,637	442,358	423,294	355,439	368,091	46,546	1,635,728	1,345,951	289,777
Policy acquisition costs and other insurance expenses	97,575	55,891	51,259	72,857	46,604	50,971	277,582	163,036	114,546
Other operating expenses	42,843	36,847	33,654	35,246	38,574	4,269	148,590	148,235	355
Total benefits and expenses	555,055	535,096	508,207	463,542	453,269	101,786	2,061,900	1,657,222	404,678

Adjusted operating income before income taxes	$27,227	$26,564	$53,322	$41,688	$18,464	$8,763	$148,801	$113,912	$34,889

Loss and Expense Ratios:
Claims and other policy benefits	83.7%	82.4%	78.8%	73.5%	82.1%	1.6%	79.7%	80.0%	(0.3)%
Policy acquisition costs and other insurance expenses	19.7%	10.4%	9.5%	15.1%	10.4%	9.3%	13.5%	9.7%	3.8%
Other operating expenses	8.6%	6.9%	6.3%	7.3%	8.6%	—%	7.2%	8.8%	(1.6)%

Foreign currency effect on (1):
Net premiums	$8,512	$1,030	$1,321	$11,810	$12,575	$(4,063)	$22,673	$3,302	$19,371
Adjusted operating income before income taxes	$(1,059)	$(954)	$(261)	$851	$1,144	$(2,203)	$(1,423)	$(767)	$(656)

Critical illness net premiums	$136,246	$158,612	$174,304	$141,883	$85,931	$50,315	$611,045	$398,258	$212,787

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated Asia Pacific Financial Solutions (1) GAAP Income Statements (USD thousands)

	Three Months Ended					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
	2017	2017	2017	2017	2016	Quarter	2017	2016	Change
Revenues:
Net premiums	$325	$19	$549	$1,526	$492	$(167)	$2,419	$5,428	$(3,009)
Investment income, net of related expenses	9,867	10,556	8,570	5,536	5,562	4,305	34,529	23,648	10,881
Investment related gains (losses), net	2,413	758	3,582	7,185	(4,886)	7,299	13,938	9,436	4,502
Other revenue	5,802	5,599	5,283	6,205	6,061	(259)	22,889	24,870	(1,981)
Total revenues	18,407	16,932	17,984	20,452	7,229	11,178	73,775	63,382	10,393

Benefits and expenses:
Claims and other policy benefits	3,850	6,110	1,565	6,495	9,693	(5,843)	18,020	25,180	(7,160)
Interest credited	6,852	7,026	5,572	2,997	3,322	3,530	22,447	12,796	9,651
Policy acquisition costs and other insurance expenses	1,000	653	1,541	1,917	1,635	(635)	5,111	6,071	(960)
Other operating expenses	4,595	3,372	3,929	3,171	4,545	50	15,067	15,272	(205)
Total benefits and expenses	16,297	17,161	12,607	14,580	19,195	(2,898)	60,645	59,319	1,326

Income (loss) before income taxes	$2,110	$(229)	$5,377	$5,872	$(11,966)	$14,076	$13,130	$4,063	$9,067

Foreign currency effect on (2):
Net premiums	$(5)	$(1)	$(16)	$17	$71	$(76)	$(5)	$149	$(154)
Income (loss) before income taxes	$242	$139	$(114)	$77	$(464)	$706	$344	$1,464	$(1,120)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Asia Pacific Financial Solutions operations includes asset intensive, financial reinsurance, and disabled life closed block business.
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated Asia Pacific Financial Solutions (1) Adjusted Operating Income Statements (USD thousands)

	Three Months Ended					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
	2017	2017	2017	2017	2016	Quarter	2017	2016	Change
Revenues:
Net premiums	$325	$19	$549	$1,526	$492	$(167)	$2,419	$5,428	$(3,009)
Investment income, net of related expenses	9,867	10,556	8,570	5,536	5,562	4,305	34,529	23,648	10,881
Investment related gains, net	1,005	742	832	861	960	45	3,440	2,963	477
Other revenue	5,802	5,599	5,283	6,205	6,061	(259)	22,889	24,870	(1,981)
Total revenues	16,999	16,916	15,234	14,128	13,075	3,924	63,277	56,909	6,368

Benefits and expenses:
Claims and other policy benefits	3,850	6,110	1,565	6,495	9,693	(5,843)	18,020	25,180	(7,160)
Interest credited	6,852	7,026	5,572	2,997	3,322	3,530	22,447	12,796	9,651
Policy acquisition costs and other insurance expenses	1,000	653	1,541	1,917	1,635	(635)	5,111	6,071	(960)
Other operating expenses	4,595	3,372	3,929	3,171	4,545	50	15,067	15,272	(205)
Total benefits and expenses	16,297	17,161	12,607	14,580	19,195	(2,898)	60,645	59,319	1,326

Adjusted operating income (loss) before income taxes	$702	$(245)	$2,627	$(452)	$(6,120)	$6,822	$2,632	$(2,410)	$5,042

Foreign currency effect on (2):
Net premiums	$(5)	$(1)	$(16)	$17	$71	$(76)	$(5)	$149	$(154)
Adjusted operating income (loss) before income taxes	$158	$181	$(63)	$(102)	$100	$58	$174	$761	$(587)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Asia Pacific Financial Solutions operations includes asset intensive, financial reinsurance, and disabled life closed block business.
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated Corporate and Other GAAP Income Statements (USD thousands)

	Three Months Ended					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
	2017	2017	2017	2017	2016	Quarter	2017	2016	Change
Revenues:
Net premiums	$4	$23	$42	$44	$53	$(49)	$113	$342	$(229)
Investment income, net of related expenses	40,423	41,108	36,305	31,163	35,468	4,955	148,999	117,057	31,942
Investment related gains (losses), net	(12,799)	6,994	15,685	(14,823)	(461)	(12,338)	(4,943)	51,256	(56,199)
Other revenue	1,860	1,502	2,456	5,168	706	1,154	10,986	12,301	(1,315)
Total revenues	29,488	49,627	54,488	21,552	35,766	(6,278)	155,155	180,956	(25,801)

Benefits and expenses:
Claims and other policy benefits	(9)	(15)	(13)	27	(15)	6	(10)	(9)	(1)
Interest credited	1,936	1,799	1,497	1,124	881	1,055	6,356	2,469	3,887
Policy acquisition costs and other insurance income	(27,947)	(26,848)	(26,779)	(27,067)	(26,740)	(1,207)	(108,641)	(100,266)	(8,375)
Other operating expenses	83,655	45,601	38,141	40,372	41,187	42,468	207,769	154,554	53,215
Interest expense	37,435	36,836	29,352	42,402	41,422	(3,987)	146,025	137,623	8,402
Collateral finance and securitization expense	7,401	7,692	6,773	6,770	6,431	970	28,636	25,827	2,809
Total benefits and expenses	102,471	65,065	48,971	63,628	63,166	39,305	280,135	220,198	59,937

Income (loss) before income taxes	$(72,983)	$(15,438)	$5,517	$(42,076)	$(27,400)	$(45,583)	$(124,980)	$(39,242)	$(85,738)

Foreign currency effect (1):
Income (loss) before income taxes	$766	$379	$(734)	$448	$401	$365	$859	$(2,655)	$3,514

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated Corporate and Other Adjusted Operating Income Statements (USD thousands)

	Three Months Ended					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
	2017	2017	2017	2017	2016	Quarter	2017	2016	Change
Revenues:
Net premiums	$4	$23	$42	$44	$53	$(49)	$113	$342	$(229)
Investment income, net of related expenses	40,423	41,108	36,305	31,163	35,468	4,955	148,999	117,057	31,942
Investment related gains, net	547	755	695	677	659	(112)	2,674	2,216	458
Other revenue	1,860	1,493	2,430	5,142	681	1,179	10,925	12,222	(1,297)
Total revenues	42,834	43,379	39,472	37,026	36,861	5,973	162,711	131,837	30,874

Benefits and expenses:
Claims and other policy benefits	(9)	(15)	(13)	27	(15)	6	(10)	(9)	(1)
Interest credited	1,936	1,799	1,497	1,124	881	1,055	6,356	2,469	3,887
Policy acquisition costs and other insurance income	(27,947)	(26,848)	(26,779)	(27,067)	(26,740)	(1,207)	(108,641)	(100,266)	(8,375)
Other operating expenses	83,655	45,601	38,141	40,372	41,187	42,468	207,769	154,554	53,215
Interest expense	37,435	36,836	29,352	42,402	41,422	(3,987)	146,025	137,623	8,402
Collateral finance and securitization expense	7,401	7,692	6,773	6,770	6,431	970	28,636	25,827	2,809
Total benefits and expenses	102,471	65,065	48,971	63,628	63,166	39,305	280,135	220,198	59,937

Adjusted operating income (loss) before income taxes	$(59,637)	$(21,686)	$(9,499)	$(26,602)	$(26,305)	$(33,332)	$(117,424)	$(88,361)	$(29,063)

Foreign currency effect (1):
Adjusted operating income (loss) before income taxes	$644	$417	$(667)	$498	$367	$277	$892	$(430)	$1,322

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated Summary of Segment GAAP Income (USD thousands)

	Three Months Ended					Current Qtr vs. PY Quarter	Year-to-date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,		Dec. 31,	Dec. 31,
	2017	2017	2017	2017	2016		2017	2016	Change
U.S. and Latin America:
Traditional	$92,368	$160,512	$90,594	$29,960	$131,492	$(39,124)	$373,434	$371,101	$2,333
Financial Solutions:
Asset Intensive	80,810	67,126	87,002	85,770	72,261	8,549	320,708	224,142	96,566
Financial Reinsurance	21,085	21,992	19,983	17,816	14,447	6,638	80,876	59,238	21,638
Total U.S. and Latin America	194,263	249,630	197,579	133,546	218,200	(23,937)	775,018	654,481	120,537
Canada:
Canada Traditional	39,265	28,789	32,836	19,328	37,026	2,239	120,218	134,705	(14,487)
Canada Financial Solutions	4,154	4,472	4,425	3,592	4,065	89	16,643	7,945	8,698
Total Canada	43,419	33,261	37,261	22,920	41,091	2,328	136,861	142,650	(5,789)
Europe, Middle East and Africa:
Europe, Middle East and Africa Traditional	29,735	15,421	11,354	13,976	15,826	13,909	70,486	30,059	40,427
Europe, Middle East and Africa Financial Solutions	31,738	30,953	28,905	31,918	41,328	(9,590)	123,514	138,007	(14,493)
Total Europe, Middle East and Africa	61,473	46,374	40,259	45,894	57,154	4,319	194,000	168,066	25,934
Asia Pacific:
Asia Pacific Traditional	27,212	26,564	53,322	41,688	18,464	8,748	148,786	113,928	34,858
Asia Pacific Financial Solutions	2,110	(229)	5,377	5,872	(11,966)	14,076	13,130	4,063	9,067
Total Asia Pacific	29,322	26,335	58,699	47,560	6,498	22,824	161,916	117,991	43,925
Corporate and Other	(72,983)	(15,438)	5,517	(42,076)	(27,400)	(45,583)	(124,980)	(39,242)	(85,738)
Consolidated income before income taxes	$255,494	$340,162	$339,315	$207,844	$295,543	$(40,049)	$1,142,815	$1,043,946	$98,869

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.

Reinsurance Group of America, Incorporated Summary of Segment Adjusted Operating Income (USD thousands)

	Three Months Ended					Current Qtr vs. PY Quarter	Year-to-date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,		Dec. 31,	Dec. 31,
	2017	2017	2017	2017	2016		2017	2016	Change
U.S. and Latin America:
Traditional	$93,782	$162,015	$91,247	$27,996	$129,345	$(35,563)	$375,040	$375,330	$(290)
Financial Solutions:
Asset Intensive	55,289	72,581	49,891	51,637	46,698	8,591	229,398	204,982	24,416
Financial Reinsurance	21,085	21,992	19,983	17,816	14,447	6,638	80,876	59,238	21,638
Total U.S. and Latin America	170,156	256,588	161,121	97,449	190,490	(20,334)	685,314	639,550	45,764
Canada:
Canada Traditional	38,618	27,361	31,188	16,766	34,754	3,864	113,933	125,649	(11,716)
Canada Financial Solutions	4,154	4,472	4,425	3,592	4,065	89	16,643	7,945	8,698
Total Canada	42,772	31,833	35,613	20,358	38,819	3,953	130,576	133,594	(3,018)
Europe, Middle East and Africa:
Europe, Middle East and Africa Traditional	29,690	15,421	11,354	13,969	15,826	13,864	70,434	30,054	40,380
Europe, Middle East and Africa Financial Solutions	34,517	29,668	26,531	27,475	36,728	(2,211)	118,191	122,412	(4,221)
Total Europe, Middle East and Africa	64,207	45,089	37,885	41,444	52,554	11,653	188,625	152,466	36,159
Asia Pacific:
Asia Pacific Traditional	27,227	26,564	53,322	41,688	18,464	8,763	148,801	113,912	34,889
Asia Pacific Financial Solutions	702	(245)	2,627	(452)	(6,120)	6,822	2,632	(2,410)	5,042
Total Asia Pacific	27,929	26,319	55,949	41,236	12,344	15,585	151,433	111,502	39,931
Corporate and Other	(59,637)	(21,686)	(9,499)	(26,602)	(26,305)	(33,332)	(117,424)	(88,361)	(29,063)
Consolidated adjusted operating income before income taxes	$245,427	$338,143	$281,069	$173,885	$267,902	$(22,475)	$1,038,524	$948,751	$89,773

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.

Reinsurance Group of America, Incorporated Investments (USD thousands) Cash and Invested Assets

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,
	2017	2017	2017	2017	2016
Fixed maturity securities, available-for-sale (1)	$38,150,820	$36,381,742	$36,345,426	$32,694,793	$32,093,625
Mortgage loans on real estate	4,400,533	4,322,329	4,104,487	3,871,309	3,775,522
Policy loans	1,357,624	1,340,146	1,406,774	1,402,940	1,427,602
Funds withheld at interest	6,083,388	6,020,336	5,968,856	5,943,450	5,875,919
Short-term investments	93,304	80,582	123,308	54,288	76,710
Other invested assets	1,605,484	1,532,523	1,498,370	1,429,175	1,591,940
Cash and cash equivalents	1,303,524	1,204,590	1,123,350	1,178,114	1,200,718
Total cash and invested assets	$52,994,677	$50,882,248	$50,570,571	$46,574,069	$46,042,036

(1) The Company holds the various types of fixed maturity securities available-for-sale and classifies them as corporate securities (“Corporate”), Canadian and Canadian provincial government securities (“Canadian government”), residential mortgage-backed securities (“RMBS”), asset-backed securities (“ABS”), commercial mortgage-backed securities (“CMBS”), U.S. government and agencies (“U.S. government”), state and political subdivisions, and other foreign government, supernational and foreign government-sponsored enterprises (“Other foreign government”).

Investment Income and Yield Summary

	Three Months Ended					Current Qtr vs. PY Quarter	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,		Dec. 31,	Dec. 31,
	2017	2017	2017	2017	2016		2017	2016	Change
Average invested assets at amortized cost (1)	$26,351,089	$25,887,338	$25,172,367	$25,212,377	$24,621,939	$1,729,150	$25,225,400	$23,188,717	$2,036,683
Net investment income (1)	$283,989	$305,632	$284,884	$273,208	$283,484	$505	$1,147,713	$1,060,641	$87,072
Annualized investment yield (ratio of net investment income to average invested assets at amortized cost) (1)	4.38%	4.81%	4.60%	4.41%	4.69%	-0.31%	4.55%	4.57%	-0.02%

(1) Excludes spread-related business (e.g. coinsurance of annuities).

Reinsurance Group of America, Incorporated
Investments
(USD thousands)

Amortized Cost, Gross Unrealized Gains and Losses, and Estimated Fair Values of Fixed Maturity and Equity Securities
(Excludes Funds Withheld Portfolios)

December 31, 2017
	Amortized Cost	Unrealized Gains	Unrealized Losses	Estimated Fair Value	% of Total	Other-than- temporary Impairment in AOCI
Available-for-sale:
Corporate	$21,966,803	$1,299,594	$55,429	$23,210,968	60.9%	$—
Canadian governments	2,843,273	1,378,510	1,707	4,220,076	11.1%	—
RMBS	1,695,126	36,632	11,878	1,719,880	4.5%	—
ABS	1,634,758	18,798	5,194	1,648,362	4.3%	275
CMBS	1,285,594	22,627	4,834	1,303,387	3.4%	—
U.S. government	1,953,436	12,089	21,933	1,943,592	5.1%	—
State and political subdivisions	647,727	59,997	4,296	703,428	1.8%	—
Other foreign government	3,254,695	154,507	8,075	3,401,127	8.9%	—
Total fixed maturity securities	$35,281,412	$2,982,754	$113,346	$38,150,820	100.0%	$275

Non-redeemable preferred stock	$41,553	$479	$2,226	$39,806	39.7%
Other equity securities	61,288	479	1,421	60,346	60.3%
Total equity securities	$102,841	$958	$3,647	$100,152	100.0%

December 31, 2016
	Amortized Cost	Unrealized Gains	Unrealized Losses	Estimated Fair Value	% of Total	Other-than- temporary Impairment in AOCI
Available-for-sale:
Corporate	$18,924,711	$911,618	$217,245	$19,619,084	61.1%	$—
Canadian governments	2,561,605	1,085,982	3,541	3,644,046	11.4%	—
RMBS	1,258,039	33,917	13,380	1,278,576	4.0%	(375)
ABS	1,443,822	9,350	23,828	1,429,344	4.5%	275
CMBS	1,342,440	28,973	7,759	1,363,654	4.2%	—
U.S. government	1,518,702	12,644	63,044	1,468,302	4.6%	—
State and political subdivisions	566,761	37,499	12,464	591,796	1.8%	—
Other foreign government	2,595,707	123,054	19,938	2,698,823	8.4%	—
Total fixed maturity securities	$30,211,787	$2,243,037	$361,199	$32,093,625	100.0%	$(100)

Non-redeemable preferred stock	$55,812	$1,648	$6,337	$51,123	18.6%
Other equity securities	229,767	1,792	7,321	224,238	81.4%
Total equity securities	$285,579	$3,440	$13,658	$275,361	100.0%

Reinsurance Group of America, Incorporated Investments (USD thousands) Corporate Fixed Maturity Securities by Sector (Excludes Funds Withheld Portfolios)

	December 31, 2017				December 31, 2016
	Amortized Cost	Estimated Fair Value	% of Total	Average Credit Ratings (1)	Amortized Cost	Estimated Fair Value	% of Total	Average Credit Ratings (1)
Financial institutions
Banking	$4,353,995	$4,549,003	19.6%	A-	$4,167,029	$4,255,932	21.9%	A-
Brokerage/asset managers/exchanges	529,100	556,022	2.4%	A-	403,014	413,699	2.1%	A
Finance companies	219,289	226,733	1.0%	BBB+	120,782	127,327	0.6%	A-
Insurance	1,864,357	1,989,990	8.6%	A-	1,314,077	1,353,008	6.9%	A-
REITs	714,489	738,979	3.2%	BBB+	582,157	598,366	3.0%	BBB+
Other finance	296,655	302,047	1.3%	A	138,140	140,636	0.7%	A-
Total financial institutions	$7,977,885	$8,362,774	36.1%		$6,725,199	$6,888,968	35.2%
Industrials
Basic	$1,075,380	$1,137,668	4.9%	BBB	$887,179	$923,839	4.7%	BBB
Capital goods	1,151,629	1,202,609	5.2%	BBB+	998,749	1,027,098	5.2%	BBB+
Communications	2,006,383	2,133,924	9.2%	BBB	1,841,904	1,928,261	9.8%	BBB
Consumer cyclical	1,249,776	1,301,978	5.6%	A-	1,081,091	1,116,933	5.7%	BBB+
Consumer noncyclical	2,243,126	2,396,115	10.3%	BBB+	1,957,052	2,050,927	10.5%	A-
Energy	1,871,898	1,994,951	8.6%	BBB+	1,867,072	1,941,301	9.9%	BBB+
Technology	676,245	705,682	3.0%	A	644,474	660,200	3.4%	A
Transportation	1,065,994	1,122,892	4.8%	A-	854,681	887,911	4.5%	A-
Other industrial	194,735	203,514	0.9%	BBB+	96,611	103,143	0.5%	A-
Total industrials	$11,535,166	$12,199,333	52.5%		$10,228,813	$10,639,613	54.2%
Utilities
Electric	$1,818,459	$1,951,774	8.4%	A-	$1,432,641	$1,498,919	7.6%	A-
Natural gas	354,958	381,873	1.6%	A-	316,447	338,253	1.7%	A-
Other utility	280,335	315,214	1.4%	BBB+	221,611	253,331	1.3%	A-
Total utilities	$2,453,752	$2,648,861	11.4%		$1,970,699	$2,090,503	10.6%
Total	$21,966,803	$23,210,968	100.0%	BBB+	$18,924,711	$19,619,084	100.0%	BBB+

(1) The Average Credit Rating designations are based on the ratings from nationally recognized statistical rating organizations (NRSRO), primarily those assigned by Moody's, S&P and Fitch.

Reinsurance Group of America, Incorporated
Investments
(USD thousands)

Ratings of Fixed Maturity Securities (Excludes Funds Withheld Portfolios)

		December 31, 2017			September 30, 2017			June 30, 2017			March 31, 2017			December 31, 2016
NAIC Designation (1)	Rating Agency Designation (2)	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total
1	AAA/AA/A	$23,534,574	$25,762,103	67.5%	$22,095,642	$23,989,873	66.0%	$22,039,025	$24,093,110	66.4%	$19,816,139	$21,521,758	65.8%	$19,813,653	$21,369,081	66.5%
2	BBB	10,115,008	10,709,170	28.1%	10,233,331	10,792,989	29.7%	10,097,673	10,626,154	29.2%	9,159,294	9,571,666	29.3%	8,834,469	9,162,483	28.5%
3	BB	1,139,200	1,173,639	3.1%	1,107,086	1,143,449	3.1%	1,140,073	1,167,968	3.2%	1,079,371	1,109,172	3.4%	944,839	955,735	3.0%
4	B	408,990	420,284	1.1%	360,643	374,478	1.0%	358,668	369,794	1.0%	383,254	377,469	1.2%	414,087	411,138	1.3%
5	CCC	78,143	79,747	0.2%	86,984	74,093	0.2%	94,473	79,662	0.2%	91,245	105,749	0.3%	187,744	177,481	0.6%
6	In or near default	5,497	5,877	—%	6,282	6,860	—%	8,422	8,738	—%	11,264	8,979	—%	16,995	17,707	0.1%
	Total	$35,281,412	$38,150,820	100.0%	$33,889,968	$36,381,742	100.0%	$33,738,334	$36,345,426	100.0%	$30,540,567	$32,694,793	100.0%	$30,211,787	$32,093,625	100.0%

(1) Structured securities held by the Company’s insurance subsidiaries that maintain the NAIC statutory basis of accounting that meet the definition of SSAP No. 43R utilize the NAIC rating methodology.

All other securities will continue to utilize the NRSRO ratings, as available, or equivalent rating based on information from the NAIC.
(2) The Rating Agency Designation includes all “+” or “-” at that rating level (e. g. ‘BBB’ includes ‘BBB+’, ‘BBB’, and ‘BBB-’).

Structured Fixed Maturity Securities

	December 31, 2017		September 30, 2017		June 30, 2017		March 31, 2017		December 31, 2016
	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value
RMBS
Agency	$878,559	$896,977	$891,508	$917,589	$784,648	$813,463	$584,067	$608,066	$579,686	$602,549
Non-agency	816,567	822,903	753,871	761,716	720,826	725,836	697,104	695,811	678,353	676,027
Total	1,695,126	1,719,880	1,645,379	1,679,305	1,505,474	1,539,299	1,281,171	1,303,877	1,258,039	1,278,576
CMBS	1,285,594	1,303,387	1,293,296	1,313,322	1,558,035	1,582,028	1,272,020	1,289,338	1,342,440	1,363,654
ABS	1,634,758	1,648,362	1,680,918	1,694,568	1,630,499	1,641,841	1,379,251	1,380,590	1,443,822	1,429,344
Total	$4,615,478	$4,671,629	$4,619,593	$4,687,195	$4,694,008	$4,763,168	$3,932,442	$3,973,805	$4,044,301	$4,071,574

Reinsurance Group of America, Incorporated Investments (USD thousands) Gross Unrealized Losses Aging Fixed Maturity Securities

	December 31, 2017		September 30, 2017		June 30, 2017		March 31, 2017		December 31, 2016
	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total
Less than 20%	$110,508	94.5%	$135,907	83.3%	$147,319	82.4%	$245,923	88.6%	$328,691	87.7%
20% or more for less than six months	—	—%	3,407	2.1%	5,051	2.8%	4,113	1.5%	18,733	5.0%
20% or more for six months or greater	2,838	2.4%	19,490	11.9%	20,073	11.2%	21,164	7.6%	13,775	3.7%
Total	$113,346	96.9%	$158,804	97.3%	$172,443	96.4%	$271,200	97.7%	$361,199	96.4%

Equity Securities

	December 31, 2017		September 30, 2017		June 30, 2017		March 31, 2017		December 31, 2016
	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total
Less than 20%	$2,958	2.5%	$4,406	2.7%	$3,443	1.8%	$5,717	2.1%	$9,140	2.4%
20% or more for less than six months	689	0.6%	—	—%	2,542	1.4%	—	—%	705	0.2%
20% or more for six months or greater	—	—%	—	—%	653	0.4%	688	0.2%	3,813	1.0%
Total	$3,647	3.1%	$4,406	2.7%	$6,638	3.6%	$6,405	2.3%	$13,658	3.6%

Reinsurance Group of America, Incorporated Investments (USD thousands) Fixed Maturity and Equity Securities Below Amortized Cost (Excludes Funds Withheld Portfolios)

	As of December 31, 2017
	Less than 12 months		Equal to or greater than 12 months		Total
	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
Investment grade securities:
Corporate	$1,886,212	$17,099	$1,009,750	$28,080	$2,895,962	$45,179
Canadian governments	18,688	91	111,560	1,596	130,248	1,687
RMBS	566,699	5,852	224,439	6,004	791,138	11,856
ABS	434,274	2,707	168,524	2,434	602,798	5,141
CMBS	220,401	1,914	103,269	2,920	323,670	4,834
U.S. government	800,298	6,177	767,197	15,756	1,567,495	21,933
State and political subdivisions	43,510	242	68,666	4,054	112,176	4,296
Other foreign government	369,717	2,707	191,265	4,704	560,982	7,411
Total investment grade securities	$4,339,799	$36,789	$2,644,670	$65,548	$6,984,469	$102,337

Below investment grade securities:
Corporate	$194,879	$3,317	$75,731	$6,933	$270,610	$10,250
Canadian governments	1,995	20	—	—	1,995	20
RMBS	—	—	1,369	22	1,369	22
ABS	—	—	1,489	53	1,489	53
Other foreign government	28,600	113	15,134	551	43,734	664
Total below investment grade securities	$225,474	$3,450	$93,723	$7,559	$319,197	$11,009
Total fixed maturity securities	$4,565,273	$40,239	$2,738,393	$73,107	$7,303,666	$113,346

Equity securities:
Non-redeemable preferred stock	$82	$1	$26,471	$2,225	$26,553	$2,226
Other equity securities	5,820	1,023	47,251	398	53,071	1,421
Total equity securities	$5,902	$1,024	$73,722	$2,623	$79,624	$3,647

	As of December 31, 2016
	Less than 12 months		Equal to or greater than 12 months		Total
	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
Investment grade securities:
Corporate	$4,661,706	$124,444	$549,273	$43,282	$5,210,979	$167,726
Canadian governments	101,578	3,541	—	—	101,578	3,541
RMBS	490,473	9,733	112,216	3,635	602,689	13,368
ABS	563,259	12,010	257,166	9,653	820,425	21,663
CMBS	368,465	6,858	10,853	166	379,318	7,024
U.S. government	1,056,101	63,044	—	—	1,056,101	63,044
State and political subdivisions	187,194	9,396	13,635	3,068	200,829	12,464
Other foreign government	524,236	13,372	51,097	2,981	575,333	16,353
Total investment grade securities	$7,953,012	$242,398	$994,240	$62,785	$8,947,252	$305,183

Below investment grade securities:
Corporate	$330,757	$7,914	$163,152	$41,605	$493,909	$49,519
RMBS	—	—	412	12	412	12
ABS	5,904	700	12,581	1,465	18,485	2,165
CMBS	5,815	735	—	—	5,815	735
Other foreign government	32,355	1,258	39,763	2,327	72,118	3,585
Total below investment grade securities	$374,831	$10,607	$215,908	$45,409	$590,739	$56,016
Total fixed maturity securities	$8,327,843	$253,005	$1,210,148	$108,194	$9,537,991	$361,199

Equity securities:
Non-redeemable preferred stock	$10,831	$831	$21,879	$5,506	$32,710	$6,337
Other equity securities	202,068	7,020	6,751	301	208,819	7,321
Total equity securities	$212,899	$7,851	$28,630	$5,807	$241,529	$13,658

Reinsurance Group of America, Incorporated Investments (USD thousands) Consolidated Investment Related Gains and Losses

	Three Months Ended					Current Qtr vs. PY Quarter	Year-to-date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,		Dec. 31,	Dec. 31,
	2017	2017	2017	2017	2016		2017	2016	Change
Fixed maturity and equity securities:
Other-than-temporary impairment losses on fixed maturities	$(21,659)	$(390)	$(3,401)	$(17,189)	$(4,142)	$(17,517)	$(42,639)	$(38,805)	$(3,834)
Portion of loss recognized in other comprehensive
income (before taxes)	—	—	—	—	74	(74)	—	74	(74)
Net other-than-temporary impairment losses on fixed
maturities recognized in earnings	(21,659)	(390)	(3,401)	(17,189)	(4,068)	(17,591)	(42,639)	(38,731)	(3,908)
Impairment losses on equity securities	(313)	(889)	—	—	—	(313)	(1,202)	—	(1,202)
Gain on investment activity	18,934	19,522	54,220	17,893	27,217	(8,283)	110,569	154,370	(43,801)
Loss on investment activity	(10,967)	(7,678)	(10,471)	(12,563)	(6,568)	(4,399)	(41,679)	(49,965)	8,286
Net gains (losses) on fixed maturity & equity securities	(14,005)	10,565	40,348	(11,859)	16,581	(30,586)	25,049	65,674	(40,625)

Other impairment losses and change in mortgage loan provision	(277)	(2,446)	(6,675)	(99)	(8,895)	8,618	(9,497)	(11,006)	1,509
Other non-derivative gains (losses), net	3,988	9,464	5,587	4,712	4,987	(999)	23,751	18,921	4,830

Free-standing derivatives:
Credit default swaps	2,744	4,137	3,879	7,358	4,564	(1,820)	18,118	18,100	18
Interest rate swaps - non-hedged	(1,040)	641	14,289	(2,612)	(100,500)	99,460	11,278	7,649	3,629
Interest rate swaps - hedged	156	(9)	(3)	(8)	—	156	136	—	136
Foreign currency swaps - hedged (1)	1,216	220	(487)	1,031	5,766	(4,550)	1,980	415	1,565
Futures	(8,053)	(8,890)	(6,442)	(12,775)	(9,957)	1,904	(36,160)	(40,242)	4,082
CPI swaps	(2,289)	220	(4)	(5)	223	(2,512)	(2,078)	(401)	(1,677)
Equity options	(8,196)	(8,295)	(9,273)	(17,189)	(8,694)	498	(42,953)	(28,270)	(14,683)
Currency forwards	14	24	(351)	904	(4,954)	4,968	591	1,630	(1,039)
Bond forwards	633	183	(41)	—	(225)	858	775	(278)	1,053
Total free-standing derivatives	(14,815)	(11,769)	1,567	(23,296)	(113,777)	98,962	(48,313)	(41,397)	(6,916)

Embedded derivatives:
Modified coinsurance and funds withheld treaties	37,870	23,044	15,108	68,702	20,374	17,496	144,724	54,169	90,555
GMXB	15,648	(6,205)	360	22,363	90,923	(75,275)	32,166	7,834	24,332
Total embedded derivatives	53,518	16,839	15,468	91,065	111,297	(57,779)	176,890	62,003	114,887

Net gain (loss) on total derivatives	38,703	5,070	17,035	67,769	(2,480)	41,183	128,577	20,606	107,971

Total investment related gains (losses), net	$28,409	$22,653	$56,295	$60,523	$10,193	$18,216	$167,880	$94,195	$73,685

(1) The Company recognizes gains and losses on derivatives and the related hedged items in fair value hedges within net gains (losses) on total derivatives.

Appendix

Reconciliations of GAAP to Non-GAAP Measures

Reinsurance Group of America, Incorporated Reconciliations of GAAP Income to Adjusted Operating Income (USD thousands)

	Three Months Ended					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
	2017	2017	2017	2017	2016	Quarter	2017	2016	Change
U.S. & Latin America Traditional
Income before income taxes	$92,368	$160,512	$90,594	$29,960	$131,492	$(39,124)	$373,434	$371,101	$2,333
Investment and derivative (gains) losses (1)	(6)	8	(1)	—	(336)	330	1	(339)	340
Change in value of modified coinsurance and
funds withheld embedded derivatives (1)	1,420	1,495	654	(1,964)	(1,811)	3,231	1,605	4,568	(2,963)
Adjusted operating income before income taxes	$93,782	$162,015	$91,247	$27,996	$129,345	$(35,563)	$375,040	$375,330	$(290)

U.S. & Latin America Asset Intensive
Income before income taxes	$80,810	$67,126	$87,002	$85,770	$72,261	$8,549	$320,708	$224,142	$96,566
Investment and derivative (gains) losses (1)	13,824	5,502	(16,504)	31,330	103,778	(89,954)	34,152	52,923	(18,771)
Change in value of modified coinsurance and
funds withheld embedded derivatives (1)	(39,290)	(24,539)	(15,762)	(66,738)	(18,563)	(20,727)	(146,329)	(58,737)	(87,592)
GMXB embedded derivatives (1)	(15,648)	6,205	(360)	(22,363)	(90,923)	75,275	(32,166)	(7,834)	(24,332)
Funds withheld (gains) losses- investment income	(3,042)	(7,191)	(4,010)	(744)	(7,516)	4,474	(14,987)	(24,739)	9,752
EIA embedded derivatives - interest credited	(3,595)	(1,367)	(7,340)	(27,958)	(39,964)	36,369	(40,260)	(28,137)	(12,123)
DAC offset, net	22,230	26,845	6,865	52,340	27,625	(5,395)	108,280	47,364	60,916
Adjusted operating income before income taxes	$55,289	$72,581	$49,891	$51,637	$46,698	$8,591	$229,398	$204,982	$24,416

U.S. & Latin America Financial Reinsurance
Income before income taxes	$21,085	$21,992	$19,983	$17,816	$14,447	$6,638	$80,876	$59,238	$21,638
Adjusted operating income before income taxes	$21,085	$21,992	$19,983	$17,816	$14,447	$6,638	$80,876	$59,238	$21,638

Total U.S. & Latin America
Income before income taxes	$194,263	$249,630	$197,579	$133,546	$218,200	$(23,937)	$775,018	$654,481	$120,537
Investment and derivative (gains) losses (1)	13,818	5,510	(16,505)	31,330	103,442	(89,624)	34,153	52,584	(18,431)
Change in value of modified coinsurance and
funds withheld embedded derivatives (1)	(37,870)	(23,044)	(15,108)	(68,702)	(20,374)	(17,496)	(144,724)	(54,169)	(90,555)
GMXB embedded derivatives (1)	(15,648)	6,205	(360)	(22,363)	(90,923)	75,275	(32,166)	(7,834)	(24,332)
Funds withheld (gains) losses - investment income	(3,042)	(7,191)	(4,010)	(744)	(7,516)	4,474	(14,987)	(24,739)	9,752
EIA embedded derivatives - interest credited	(3,595)	(1,367)	(7,340)	(27,958)	(39,964)	36,369	(40,260)	(28,137)	(12,123)
DAC offset, net	22,230	26,845	6,865	52,340	27,625	(5,395)	108,280	47,364	60,916
Adjusted operating income before income taxes	$170,156	$256,588	$161,121	$97,449	$190,490	$(20,334)	$685,314	$639,550	$45,764

(1) Included in "Investment related gains (losses), net" on Consolidated GAAP Income Statement.

Reinsurance Group of America, Incorporated Reconciliations of GAAP Income to Adjusted Operating Income (USD thousands)

	Three Months Ended					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
	2017	2017	2017	2017	2016	Quarter	2017	2016	Change
Canada Traditional
Income before income taxes	$39,265	$28,789	$32,836	$19,328	$37,026	$2,239	$120,218	$134,705	$(14,487)
Investment and derivative (gains) losses (1)	(556)	(1,176)	(1,395)	(2,652)	(1,550)	994	(5,779)	(5,595)	(184)
Funds withheld (gains) losses - investment income	(91)	(252)	(253)	90	(722)	631	(506)	(3,461)	2,955
Adjusted operating income before income taxes	$38,618	$27,361	$31,188	$16,766	$34,754	$3,864	$113,933	$125,649	$(11,716)

Canada Financial Solutions
Income before income taxes	$4,154	$4,472	$4,425	$3,592	$4,065	$89	$16,643	$7,945	$8,698
Adjusted operating income before income taxes	$4,154	$4,472	$4,425	$3,592	$4,065	$89	$16,643	$7,945	$8,698

Europe, Middle East and Africa Traditional
Income before income taxes	$29,735	$15,421	$11,354	$13,976	$15,826	$13,909	$70,486	$30,059	$40,427
Investment and derivative (gains) losses (1)	(45)	—	—	(7)	—	(45)	(52)	(5)	(47)
Adjusted operating income before income taxes	$29,690	$15,421	$11,354	$13,969	$15,826	$13,864	$70,434	$30,054	$40,380

Europe, Middle East and Africa Financial Solutions
Income before income taxes	$31,738	$30,953	$28,905	$31,918	$41,328	$(9,590)	$123,514	$138,007	$(14,493)
Investment and derivative (gains) losses (1)	2,738	(1,192)	(2,458)	(4,575)	(4,914)	7,652	(5,487)	(13,537)	8,050
Investment (income) loss on unit-linked variable annuities	(4,781)	(2,475)	291	(4,113)	(4,217)	(564)	(11,078)	(13,131)	2,053
Interest credited on unit-linked variable annuities	4,781	2,475	(291)	4,113	4,217	564	11,078	13,131	(2,053)
Non-investment derivatives	41	(93)	84	132	314	(273)	164	(2,058)	2,222
Adjusted operating income before income taxes	$34,517	$29,668	$26,531	$27,475	$36,728	$(2,211)	$118,191	$122,412	$(4,221)

Asia Pacific Traditional
Income before income taxes	$27,212	$26,564	$53,322	$41,688	$18,464	$8,748	$148,786	$113,928	$34,858
Investment and derivative (gains) losses (1)	15	—	—	—	—	15	15	(16)	31
Adjusted operating income before income taxes	$27,227	$26,564	$53,322	$41,688	$18,464	$8,763	$148,801	$113,912	$34,889

Asia Pacific Financial Solutions
Income (loss) before income taxes	$2,110	$(229)	$5,377	$5,872	$(11,966)	$14,076	$13,130	$4,063	$9,067
Investment and derivative (gains) losses (1)	(1,408)	(16)	(2,750)	(6,324)	5,846	(7,254)	(10,498)	(6,473)	(4,025)
Adjusted operating income (loss) before income taxes	$702	$(245)	$2,627	$(452)	$(6,120)	$6,822	$2,632	$(2,410)	$5,042

(1) Included in "Investment related gains (losses), net" on Consolidated GAAP Income Statement.

Reinsurance Group of America, Incorporated Reconciliations of GAAP Income to Adjusted Operating Income (USD thousands)

	Three Months Ended					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
	2017	2017	2017	2017	2016	Quarter	2017	2016	Change
Corporate and Other
Income (loss) before income taxes	$(72,983)	$(15,438)	$5,517	$(42,076)	$(27,400)	$(45,583)	$(124,980)	$(39,242)	$(85,738)
Investment and derivative (gains) losses (1)	13,346	(6,239)	(14,990)	15,500	1,120	12,226	7,617	(49,040)	56,657
Non-investment derivatives	—	(9)	(26)	(26)	(25)	25	(61)	(79)	18
Adjusted operating income (loss) before income taxes	$(59,637)	$(21,686)	$(9,499)	$(26,602)	$(26,305)	$(33,332)	$(117,424)	$(88,361)	$(29,063)

Consolidated
Income before income taxes	$255,494	$340,162	$339,315	$207,844	$295,543	$(40,049)	$1,142,815	$1,043,946	$98,869
Investment and derivative (gains) losses (1)	27,908	(3,113)	(38,098)	33,272	103,944	(76,036)	19,969	(22,082)	42,051
Change in value of modified coinsurance and
funds withheld embedded derivatives (1)	(37,870)	(23,044)	(15,108)	(68,702)	(20,374)	(17,496)	(144,724)	(54,169)	(90,555)
GMXB embedded derivatives (1)	(15,648)	6,205	(360)	(22,363)	(90,923)	75,275	(32,166)	(7,834)	(24,332)
Funds withheld (gains) losses - investment income	(3,133)	(7,443)	(4,263)	(654)	(8,238)	5,105	(15,493)	(28,200)	12,707
EIA embedded derivatives - interest credited	(3,595)	(1,367)	(7,340)	(27,958)	(39,964)	36,369	(40,260)	(28,137)	(12,123)
DAC offset, net	22,230	26,845	6,865	52,340	27,625	(5,395)	108,280	47,364	60,916
Investment (income) loss on unit-linked variable annuities	(4,781)	(2,475)	291	(4,113)	(4,217)	(564)	(11,078)	(13,131)	2,053
Interest credited on unit-linked variable annuities	4,781	2,475	(291)	4,113	4,217	564	11,078	13,131	(2,053)
Non-investment derivatives	41	(102)	58	106	289	(248)	103	(2,137)	2,240
Adjusted operating income before income taxes	$245,427	$338,143	$281,069	$173,885	$267,902	$(22,475)	$1,038,524	$948,751	$89,773

(1) Included in "Investment related gains (losses), net" on Consolidated GAAP Income Statement.

Reinsurance Group of America, Incorporated Reconciliations of Stockholders' Equity to Stockholders' Equity Excluding AOCI (USD thousands except per share data)

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,
	2017	2017	2017	2017	2016

Stockholders' equity	$9,569,535	$8,097,118	$7,971,155	$7,420,030	$7,093,082
Less effect of AOCI:
Accumulated currency translation adjustments	(103,415)	(104,456)	(151,189)	(194,754)	(172,541)
Unrealized appreciation of securities	2,053,112	1,770,903	1,864,477	1,558,148	1,355,033
Pension and postretirement benefits	(42,438)	(40,690)	(41,390)	(42,239)	(43,163)
Stockholders' equity, excluding AOCI	$7,662,276	$6,471,361	$6,299,257	$6,098,875	$5,953,753

Reconciliation of Book Value Per Share to Book Value Per Share Excluding AOCI
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,
	2017	2017	2017	2017	2016

Book value per share outstanding	$148.48	$125.79	$123.60	$115.24	$110.31
Less effect of AOCI:
Accumulated currency translation adjustments	(1.60)	(1.62)	(2.34)	(3.02)	(2.68)
Unrealized appreciation of securities	31.85	27.51	28.91	24.20	21.07
Pension and postretirement benefits	(0.65)	(0.64)	(0.65)	(0.66)	(0.67)
Book value per share outstanding, before impact of AOCI	$118.88	$100.54	$97.68	$94.72	$92.59

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